Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Contingent Liabilities And Commitments
40. CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantees are as follows (Unit: Korean Won in millions):

	December 31, 2020	December 31, 2021
Confirmed guarantees
Guarantee for loans	103,229	38,897
Acceptances	602,014	622,758
Guarantees in acceptances of imported goods	78,395	111,195
Other confirmed guarantees	6,491,608	7,215,557

Sub-total	7,275,246	7,988,407

Unconfirmed guarantees
Local letters of credit	187,146	243,072
Letters of credit	3,025,923	3,186,513
Other unconfirmed guarantees	403,652	778,088

Sub-total	3,616,721	4,207,673

Commercial paper purchase commitments and others	917,489	791,729

Total	11,809,456	12,987,809

(*)	Includes financial guarantees of 4,163,382 million Won and 3,960,383 million Won as of December 31, 2020 and December 31, 2021, respectively.

(2)	Details of unused loan commitments and others are as follows (Unit: Korean Won in millions):

	December 31, 2020	December 31, 2021
Loan commitments	112,088,680	114,414,462
Other commitments (*)	7,827,774	5,652,557

(*)
As of December 31, 2020 and 2021, the amount of unsecured bills (purchase note sales) and discounts on electronic short-term bond sales (purchase) are 2,894,688 million Won and 2,225,226 million Won, respectively.

(3)	Litigation case
Litigation case that the key Group is a defendant in a lawsuit pending (excluding fraud lawsuits and those lawsuits that are filed only to extend the statute of limitation, etc.) are 460 cases (litigation value of 413,744 million Won) and 475 cases (litigation value of 578,505 million Won) as of December 31, 2020 and 2021 respectively, and provisions for litigations are 24,873 million Won and 24,823 million Won.

(4)	Other commitments

1)
The Group decided to enter into a stock sales agreement with a major shareholder of Woori Asset Trust Co., Ltd. (formerly, Kukje Asset Trust Co., Ltd.) to acquire 44.5% of interest (58.6% of voting rights) in July, 2019, and to acquire additional 21.3% of interest (28.0% of voting rights) after a certain period. As a result, the Group acquired the interest of the first sales agreement in December 2019 and is planning to acquire the interest of the second sales agreement after a certain period. In regard to this acquisition, the Group recognized 121,420 million Won as other financial liabilities for the second sales agreement.

2)	As of December 31, 2021, Woori Asset Trust Co., Ltd., a subsidiary, has agreed to carry out construction completion obligations for 96 constructions, which includes the construction of residential and commercial complexes in Busan
(U-dong,
Haeundae-gu).
Land Trust responsible for Construction and Management is a trust that bears the obligation to fulfill the responsibility of the constructor and to compensate the loan financial institution for damages if the Group fails to fulfill the construction completion obligation. As of December 31, 2021, the total PF loan amount of PF loan institutions invested in the project of the Land Trust responsible for Construction and Management is
3,269,955
million Won. Although additional losses may occur in relation to the construction completion obligations, the financial statements as of December 31, 2021 do not reflect these effects since losses are unlikely and the amount cannot be estimated reliably.

3)
Pursuant to some contracts related to asset securitization, the Group utilizes various prerequisites as triggering events causing early redemption, limiting risks that investors bear due to change in asset quality. Breach of such triggering clause leads to an early redemption of the securitized bonds.